Aberdeen Funds: Summary Prospectus

Aberdeen Core Fixed Income Fund

February 28, 2014

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/literaturefixed. You can also get this information at no cost by e-mailing a request to Investor.Services.US@aberdeen-asset.com, calling 866-667-9231 or asking your financial advisor. The Fund's prospectus and Statement of Additional Information, both dated February 28, 2014, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2013, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: PCDFX  Class C: PCDCX  Class R: ACBHX  Institutional Class: PDIVX  Institutional Service Class: ACBKX

Objective

The Aberdeen Core Fixed Income Fund (the "Core Fixed Income Fund" or the "Fund") seeks to maximize total return by investing for both current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Core Fixed Income Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the "Investing with Aberdeen Funds: Choosing a Share Class–Reduction and Waiver of Class A Sales Charges" section on page 187 of the Fund's prospectus and in the "Additional Information on Purchases and Sales–Waiver of Class A Sales Charges" and "Reduction of Sales Charges" sections on pages 155-157of the Fund's Statement of Additional Information.

Shareholder Fees (Fees Paid Directly From Your Investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	0.75%[1]	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.38%	0.36%	0.41%	0.36%	0.36%
Total Annual Fund Operating Expenses	0.93%	1.66%	1.21%	0.66%	0.66%
Less: Amount of Fee Limitations/Expense Reimbursements[2]	0.16%	0.16%	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses After Fee Limitations/ Expense Reimbursements	0.77%	1.50%	1.05%	0.50%	0.50%

1  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

2  Aberdeen Funds (the "Trust") and Aberdeen Asset Management Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 0.50% for all Classes of the Fund at least through February 28, 2015 or the effective date of the2015 annual update to the registration statement, whichever occurs first. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 28, 2015 or the effective date of the 2015 annual update to the registration statement, whichever occurs first.

  Aberdeen Core Fixed Income Fund: Summary Prospectus as of February 28, 2014  01

Example

This Example is intended to help you compare the cost of investing in the Core Fixed Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$500	$694	$903	$1,505
Class C shares	$253	$508	$887	$1,952
Class R shares	$107	$368	$650	$1,452
Institutional Class shares	$51	$195	$352	$807
Institutional Service Class shares	$51	$195	$352	$807

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$153	$508	$887	$1,952

Portfolio Turnover

The Core Fixed Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 313.91% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, the Core Fixed Income Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of fixed income securities and instruments. If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Core Fixed Income Fund.

Fixed income securities and instruments include, but are not limited to, the following:

•  U.S. Government securities (including Treasury, agency and government sponsored enterprises),

•  foreign government and agency, supranational, and quasi government obligations,

•  residential mortgage-backed securities (MBS),

•  commercial mortgage-backed securities (CMBS),

•  asset-backed securities (ABS),

•  municipal obligations,

•  corporate obligations (including preferred stock, hybrid capital securities, and convertible bonds),

•  loan participations and assignments including revolving credit facilities,

•  inflation-indexed securities,

•  U.S. Dollar denominated securities of foreign issuers,

•  non-U.S. Dollar denominated issues provided that all currency exposure is hedged,

•  cash equivalents including commercial paper, repurchase agreements, and other short term investments,

•  private placements including securities issued under Rule 144A and/or Regulation S ("Regulation S Securities"),

•  structured securities,

•  derivative instruments including futures, interest rate swaps, options and credit derivatives, and

•  currency forward contracts.

The Core Fixed Income Fund will primarily invest in investment grade securities at the time of purchase. Investment grade securities are those rated Baa3/BBB- or higher. In the event that a security receives different ratings from different nationally recognized statistical rating organizations ("NRSROs"), the Adviser will treat the security as being rated in the highest rating category received from an NRSRO. Up to 5% of the market value of the Fund may be invested in securities rated below investment grade by Moody's Investors Services, Inc. ("Moody's") (below Baa3), Standard & Poor's Rating Services ("S&P") (below BBB-), or Fitch, Inc. ("Fitch") (below BBB-) at the time of purchase (commonly referred to as "junk bonds"). The Adviser may, but is not required to, sell a security if its ratings are downgraded. Ratings from an NRSRO, including Moody's, S&P, or Fitch, will apply, or if unrated, be determined by the Adviser to be of comparable quality.

The Fund will only invest in non-U.S. Dollar denominated issues when currency exposure is hedged and such investments are not generally expected to exceed 5% of the Fund's portfolio.

The Fund may invest in derivative instruments. Derivative instruments may be used for hedging purposes and for gaining risk exposures to countries, currencies and securities that are permitted investments for the Fund. Derivative instruments may also be used to adjust the interest rate, yield curve, currency, credit and spread risk exposure of the Fund. The Fund invests in, but is not limited to, the following derivative instruments: credit default swaps ("CDS") (both single name CDS and CDX Index), currency swaps and forwards, and interest rate swaps and futures. CDS may be used to adjust the Fund's exposure to the industry sector and/or to sell or buy protection on the credit risk of individual issuers or a basket of individual issuers. CDS may also be used as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains. Currency swaps and forwards are primarily used to manage the Fund's currency exposure and interest rate swaps are primarily used to manage the Fund's interest rate exposure.

To the extent that the Fund invests in derivatives with an underlying asset that meets the 80% policy, the market value of the derivative

02  Aberdeen Core Fixed Income Fund: Summary Prospectus as of February 28, 2014

would be included to meet the 80% minimum. For additional information regarding derivatives, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

The Fund may invest in securities of any maturity.

The Core Fixed Income Fund may also buy or sell securities on a forward commitment basis and lend portfolio securities.

The Fund may have high portfolio turnover and the portfolio turnover rate may exceed 100% per year.

Principal Risks

The Core Fixed Income Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments–and therefore, the value of Fund shares–may fluctuate. These changes may occur because of:

•  Active Trading Risk: The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

•  Asset-Backed Securities: Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

•  Call and Redemption Risk: Some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Core Fixed Income Fund may be required to invest the proceeds in securities with lower yields.

•  Credit Risk: A debt instrument's price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

•  Derivatives Risk (including Options, Futures and Swaps): Derivatives are speculative and may hurt the Fund's performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund's options, futures and derivatives strategy are dependent upon the portfolio managers' ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk: To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk: Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk: The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk: Derivative transactions depend on the creditworthiness of the counterparty and the counterparty's ability to fulfill its contractual obligations.

•  Emerging Markets Risk: A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

•  Foreign Securities Risk: Foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

•  High-Yield Bonds and Other Lower-Rated Securities: The Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

•  Illiquid Securities: Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

•  Impact of Large Redemptions and Purchases of Fund Shares: Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle.

•  Interest Rate Risk: The Fund's fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund's net assets. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

  Aberdeen Core Fixed Income Fund: Summary Prospectus as of February 28, 2014  03

•  Market Risk: The Fund could lose value if the individual securities in which it invests or overall markets in which such securities trade decrease in value.

•  Mortgage-Related Securities Risk: The Fund may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

•  Non-Hedging Foreign Currency Trading Risk: Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser's expectations may produce significant losses to the Fund.

•  Valuation Risk: The lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

If the value of the Fund's investments decreases, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Core Fixed Income Fund. The bar chart shows how the Fund's annual total returns for Class A shares have varied from year to year. The returns in the bar chart have not been adjusted to show the effect of taxes and sales charges. If taxes and sales charges were included, the annual total returns would be lower than those shown. The returns in the table reflect the maximum sales charge for Class A. The table compares the Fund's average annual total returns to the returns of the a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The returns presented for the Core Fixed Income Fund for periods prior to July 12, 2010 reflect the performance of a predecessor fund (the "Predecessor Fund"). The Core Fixed Income Fund adopted the performance of the Predecessor Fund as the result of a reorganization in which the Core Fixed Income Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Core Fixed Income Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Institutional Service Class returns prior to the commencement of operations of the Institutional Service Class (inception date: July 12, 2010) are based on the previous performance of the Class Y shares of the Predecessor Fund. Institutional Class returns prior to the commencement of operations of the Institutional Class (inception date: July 12, 2010) are based on the previous performance of Class Y shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.

Class R shares have not been in operation for a full calendar year; therefore no performance information for Class R shares is provided. The returns for Class R shares will be substantially similar to returns for Class A shares because the shares are invested in the same portfolio of securities and will only differ to the extent that the Classes have different expenses.

Annual Total Returns–Class A Shares (Years Ended Dec. 31)

Best Quarter: 3.66% – 4th quarter 2008
Worst Quarter: -3.21% – 2nd quarter 2004

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns–as of December 31, 2013

	1 Year	5 Years	10 Years
Class A shares–Before Taxes	-6.34%	3.48%	3.58%
Class A shares–After Taxes on Distributions	-7.73%	1.91%	2.05%
Class A shares–After Taxes on Distributions and Sales of Shares	-3.58%	2.29%	2.28%
Class C shares–Before Taxes	-2.89%	3.64%	3.31%
Institutional Class shares–Before Taxes	-1.88%	4.65%	4.27%
Institutional Service Class shares– Before Taxes	-1.78%	4.69%	4.29%
Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	4.44%	4.55%

04  Aberdeen Core Fixed Income Fund: Summary Prospectus as of February 28, 2014

Investment Adviser

Aberdeen Asset Management Inc. (the "Adviser") serves as the Core Fixed Income Fund's investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Neil Moriarty	Senior Portfolio Manager	Inception
Edward Grant	Global Head of Credit Research	Inception
Stephen R. Cianci	Senior Portfolio Manager	Inception
Charles Tan	Senior Portfolio Manager	Inception
Michael Degernes	Senior Portfolio Manager	Inception

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A and Class C Shares
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Asset Accumulation Plan	$1,000
Additional Investments (Automatic Asset Accumulation Plan)	$50
Class R Shares
To open an account	No Minimum
Additional investments	No Minimum
Institutional Class Shares
To open an account	$1,000,000
Additional investments	No Minimum
Institutional Service Class Shares
To open an account	$1,000,000
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), and generally do not apply to retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to apply or waive investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

  Aberdeen Core Fixed Income Fund: Summary Prospectus as of February 28, 2014  05

This page has been intentionally left blank.

06  Aberdeen Core Fixed Income Fund: Summary Prospectus as of February 28, 2014

This page has been intentionally left blank.

  Aberdeen Core Fixed Income Fund: Summary Prospectus as of February 28, 2014  07

This page has been intentionally left blank.

08  Aberdeen Core Fixed Income Fund: Summary Prospectus as of February 28, 2014

AOE-0319 0214